SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2005

INTEGRITY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

North Carolina	000-26551	56-2137427
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

39 SECOND STREET, N.W., HICKORY, NC 28601

(Address of principal executive offices)

Registrant’s telephone number, including area code (888) 894-2483

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 25, 2005, Integrity Financial Corporation (the “Registrant”) announced financial results for the second quarter and six months ended June 30, 2005. For the second quarter, the Registrant reported net income of $1.5 million. A copy of the press release (the “Press Release”) announcing the Registrant’s results for the second quarter and six months ended June 30, 2005 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in and incorporated by reference into Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 OTHER EVENTS

The Registrant’s wholly-owned subsidiary, Catawba Valley Bank, Hickory, North Carolina (the “Bank”) has entered into a memorandum of understanding (“MOU”) with the North Carolina Commissioner of Banks and the FDIC. The MOU, which is effective as of July 28, 2005, provides that the Bank will take certain actions including: conducting extensive loan risk rating reviews; addressing problem loans and enhancing its credit administration department; developing specific plans and proposals for classified credit relationships, improving loan documentation, policies and procedures and correcting all known violations of laws, rules and regulations; and developing capital and strategic plans at the Bank level. The MOU is filed herewith as Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated July 25, 2005

99.2	Memorandum of Understanding dated July 28, 2005

The Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRITY FINANCIAL CORPORATION

By:	/s/ W. Alex Hall, Jr.
W. Alex Hall, Jr.
President and Chief Executive Officer

Dated: July 28, 2005

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated July 25, 2005

99.2	Memorandum of Understanding dated July 28, 2005

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